                        Transamerica Income Shares, Inc.

                                 ANNUAL REPORT

                                 MARCH 31, 2002

                              [TRANSAMERICA LOGO]

REPORT TO SHAREHOLDERS:
    During the fiscal year ended March 31, 2002, the US economy experienced the shortest recession ever recorded. Unlike prior recessions, which were caused by slowdowns in consumer spending, this recession was caused by a sharp decline in business spending. Consumer spending remained quite robust, fueled by low interest rates, energy prices and lower tax rates for most of 2001. Auto and home sales remained surprisingly strong in the aftermath of the events of September 11. In contrast, business spending plummeted as capital budgets and inventories were reduced in anticipation of a decline in consumer spending that has yet to materialize.

    The Federal Reserve was sufficiently concerned about the potential economic aftermath of September 11 that the Federal Funds rate was cut four times during the remainder of 2001, from 3.00% to 1.75%. Although the economy has picked up substantially since September 11, the Federal Reserve is unlikely to aggressively raise rates until the second half of 2002. Historically, the Federal Reserve has not raised rates until the unemployment rate has stabilized or declined.

    First quarter GDP growth in the US was quite strong, driven by the rebuilding of business inventories. Whether this inventory-led recovery is sustainable will be dependent largely on continued consumer spending, which accounts for about two-thirds of the nation's GDP. With the strong recovery in consumer confidence since September 11, and with our expectations that interest rates will remain muted, we believe that this is a sustainable economic recovery.

    Based upon this outlook Transamerica Income Shares will continue to favor corporate bonds selected for their credit quality and long-term return potential.

    Despite a very difficult environment in the financial markets during the fiscal year ended March 31, 2002, the Transamerica Income Shares continued to outperform its peers, maintaining its 25 year #1 ranking in its Lipper peer group, and earning a Lipper Award for its #1 ranking during the year 2001.

    At March 31, 2002, the Company's total net assets were $146,486,536 or $23.18 per share compared to $152,765,692 or $24.18 per share on March 31, 2001. Net investment income for the year ended March 31, 2002 was $10,941,492 or $1.73 per share compared to $1.88 per share for the comparable period in 2001.

PORTFOLIO MANAGEMENT
    Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary portfolio manager who is also a Vice President of the Company and of Transamerica Investment Management, LLC, the Fund's Investment Adviser (the "Adviser").

HIGHLIGHTS: For the years ended March 31:

                                           2002    2001
PER SHARE:                                ------  ------
Net investment income...................  $ 1.73  $ 1.88
Income dividends paid...................    1.80    1.89
Capital gain distribution...............    0.54    0.00
Net asset value.........................  $23.18  $24.18

DISTRIBUTIONS**: For the fiscal years ended March 31:

2002..............................................  $2.34
2001..............................................  $1.89
2000..............................................  $1.92
1999..............................................  $2.00
1998..............................................  $1.98

 ** Includes a distribution of $0.54, $0.01, $0.12 and $0.04 from realized gains in 2002, 2000, 1999 and 1998, respectively.

QUALITY: Ratings used are the highest by Moody's or Standard & Poor's for bonds owned on March 31, 2002:

A.................................................  18.2%
BBB...............................................  63.8%
Lower or non-rated................................  18.0%

*Transamerica Income Shares was ranked #1 out of 13 "BBB" closed-end bond funds for the 25 year period ending March 31, 2002 by Lipper Services, Inc.

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2002

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
BONDS & DEBENTURES -- 93.2%
AIRLINES -- 1.3%
Delta Air Lines, Inc.
                                 9.750%  05/15/21  $2,000,000  $  1,874,600
---------------------------------------------------------------------------
AUTOMOBILES -- 2.9%
General Motors Corporation
                                 9.400%  07/15/21   3,750,000     4,288,912
---------------------------------------------------------------------------
BANK & FINANCE -- 17.9%
Capital One Bank
                                 6.875%  02/01/06   3,000,000     2,897,550
CIT Group, Inc.
                                 7.750%  04/02/12   3,000,000     3,009,870
ERAC USA Finance Company(a)
                                 8.250%  05/01/05   4,500,000     4,733,685
HSBC Capital Funding LP(a,b)
                                10.176%  12/29/49   5,500,000     6,887,045
Pemex Finance LTD
                                 9.030%   2/15/11   4,900,000     5,341,343
Royal Bank of Scotland Group PLC
                                 9.118%  03/31/49   3,000,000     3,395,550
                                                               ------------
                                                                 26,265,043
---------------------------------------------------------------------------
BUILDING MATERIALS -- 3.2%
Cemex SA
                                 9.625%  10/01/09   4,250,000     4,643,125
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 5.4%
Qwest Corporaton
                                 7.625%  06/09/03   5,000,000     4,835,350
Telefonica De Argentina
                                11.875%  11/01/04   4,700,000     3,055,000
                                                               ------------
                                                                  7,890,350
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 8.3%
Calpine Corporation
                                 8.250%  08/15/05  $2,500,000  $  1,987,500
                                 8.500%  02/15/11   5,000,000     3,912,500
Long Island Lighting Company
                                 9.000%  11/01/22   1,500,000     1,569,705
Mirant America Generation LLC
                                 8.300%  05/01/11   5,000,000     4,650,000
                                                               ------------
                                                                 12,119,705
---------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 6.4%
Shoppers Food Warehouse Corporation
                                 9.750%  06/15/04   4,500,000     4,608,585
Stater Brothers Holding, Inc.
                                10.750%  08/15/06   2,550,000     2,690,250
SuperValu, Inc.
                                 7.800%  11/15/02   2,000,000     2,040,960
                                                               ------------
                                                                  9,339,795
---------------------------------------------------------------------------
HEALTHCARE PROVIDER & SERVICE -- 2.7%
Omnicare, Inc.
                                 8.125%  03/15/11   3,750,000     3,942,188
---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.8%
MGM Mirage, Inc.
                                 8.500%  09/15/10   3,850,000     4,035,878
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
Textron, Inc.
                                 8.750%  07/01/22   1,000,000     1,047,950
---------------------------------------------------------------------------
INSURANCE -- 3.1%
ACE Capital Trust II
                                 9.700%  04/01/30   4,000,000     4,597,640
---------------------------------------------------------------------------
MACHINERY -- 0.8%
Caterpillar, Inc.
                                 9.375%  03/15/21   1,000,000     1,242,700
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
MEDIA -- 12.0%
Belo Corporation
                                 8.000%  11/01/08  $3,200,000  $  3,270,400
CF Cable TV, Inc.
                                 9.125%  07/15/07   1,000,000     1,090,850
EchoStar Communications Corporation
                                 9.250%  02/01/06   1,000,000     1,020,000
                                 9.375%  02/01/09   1,000,000     1,040,000
News America Holdings, Inc.
                                 9.250%  02/01/13   3,500,000     3,910,550
TCI Communications, Inc.
                                 9.250%  01/15/23   2,000,000     2,033,440
Time Warner, Inc.
                                 9.125%  01/15/13   4,500,000     5,158,350
                                                               ------------
                                                                 17,523,590
---------------------------------------------------------------------------
METALS & MINING -- 0.7%
Carpenter Technology Corporation
                                 9.000%  03/15/22   1,000,000     1,007,070
---------------------------------------------------------------------------
MULTILINE RETAILING -- 5.2%
May Department Stores Company
                                 8.375%  10/01/22   2,000,000     2,075,400
Target Corporation
                                10.000%  01/01/11   1,000,000     1,225,900
                                 9.250%  08/15/11   2,800,000     3,331,216
                                 8.500%  12/01/22   1,000,000     1,039,130
                                                               ------------
                                                                  7,671,646
---------------------------------------------------------------------------
OIL & GAS -- 6.6%
Nexen, Inc.
                                 7.875%  03/15/32   4,500,000     4,241,250
Northwest Pipeline Corporation
                                 9.000%  08/01/22   2,000,000     2,078,100
Occidental Petroleum Corporation
                                10.125%  09/15/09     500,000       598,770
Williams Companies, Inc.(b)
                                 6.750%  01/15/06   3,000,000     2,844,450
                                                               ------------
                                                                  9,762,570
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 7.5%
Abitibi-Consolidated, Inc.
                                 8.850%  08/01/30  $4,000,000  $  4,110,800
Georgia Pacific Corporation
                                 9.625%  03/15/22   2,000,000     1,916,280
International Paper Company
                                 8.000%  07/08/03   2,000,000     2,089,340
Nexfor, Inc.
                                 8.125%  03/20/08   3,000,000     2,943,930
                                                               ------------
                                                                 11,060,350
---------------------------------------------------------------------------
REAL ESTATE -- 3.9%
Host Marriott LP
                                 9.250%  10/01/07   2,500,000     2,593,750
Simon Property Group, Inc.(a)
                                 6.750%  11/15/03   3,000,000     3,093,960
                                                               ------------
                                                                  5,687,710
---------------------------------------------------------------------------
ROAD & RAIL -- 0.8%
Burlington Northern Santa Fe
                                 9.250%  10/01/06   1,000,000     1,127,550
---------------------------------------------------------------------------
FOREIGN GOVERNMENT ISSUE -- 1.0%
United Mexican States
                                 9.875%  02/01/10   1,300,000     1,467,050
---------------------------------------------------------------------------
TOTAL BONDS & DEBENTURES
  (amortized cost $135,036,335)                                 136,595,422
---------------------------------------------------------------------------
PREFERRED STOCK -- 4.9%
Centaur Funding Corporation
  (amortized cost of $6,844,146)
                                                        6,750     7,132,799
---------------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
MARCH 31, 2002

                                                   SHARES OR
                                                   PRINCIPAL      MARKET
                                                     AMOUNT       VALUE

---------------------------------------------------------------------------
TIME DEPOSIT -- 0.4%
  (cost $540,000)
State Street Bank & Trust Company
                                  1.25%  04/01/02  $  540,000  $    540,000
---------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.5%
(amortized cost $142,420,481)*             144,268,221
OTHER ASSETS LESS LIABILITIES -- 1.5%        2,218,315
-------------------------------------------------------
NET ASSETS -- 100.0%                      $146,486,536
-------------------------------------------------------

(A) PURSUANT TO RULE 144A UNDER THE ACT OF 1933, THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2002, THESE SECURITIES AGGREGATED $14,714,690 OR 10.1% OF THE NET ASSETS OF THE COMPANY.
(B)  VARIABLE RATE SECURITY
  * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $143,051,931. AGGREGATE GROSS UNREALIZED APPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF VALUE OVER TAX COST AND AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES IN WHICH THERE IS AN EXCESS OF TAX COST OVER VALUE WERE $6,220,459 AND $5,004,169, RESPECTIVELY. NET UNREALIZED APPRECIATION FOR TAX PURPOSES IS $1,216,290.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002

ASSETS
Investments, at value
  (identified cost -- $142,420,481)                 $144,268,221
Cash                                                          12
Receivables:
  Securities Sold                                      3,468,882
  Interest                                             2,794,173
Other assets                                              43,056
                                                    ------------
                                                     150,574,344
                                                    ------------
LIABILITIES
Payables:
  Securities Purchased                                 2,971,710
  Income dividends declared                              947,816
  Investment advisory fees                                62,315
Accrued expenses and other liabilities                   105,967
                                                    ------------
                                                       4,087,808
                                                    ------------
NET ASSETS applicable to 6,318,771 capital shares
  outstanding, $1.00 par value (authorized
  20,000,000 shares)                                $146,486,536
                                                    ============
NET ASSET VALUE PER SHARE                           $      23.18
                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                     $143,240,172
Undistributed net investment income                      771,704
Accumulated net realized gain on investments             626,920
Net unrealized appreciation on investments             1,847,740
                                                    ------------
NET ASSETS                                          $146,486,536
                                                    ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
Interest earned, net                                   $11,311,438
Dividend income                                            613,710
                                                       -----------
Total Income                                           $11,925,148
                                                       -----------
EXPENSES:
Investment adviser fee                                     760,599
Transfer agent fees and expenses                            73,163
Audit Fees                                                  35,435
Postage                                                     14,295
Custodian fees                                              17,155
Printing                                                    22,111
Directors' fees and expenses                                19,059
Insurance                                                    3,992
Other                                                       37,847
                                                       -----------
Total expenses                                             983,656
                                                       -----------
NET INVESTMENT INCOME                                   10,941,492
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                         2,630,193
Change in net unrealized depreciation on
  investments                                           (5,074,939)
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS                                           (2,444,746)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $ 8,496,746
                                                       ===========

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31,

                                              2002          2001
                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                     $ 10,941,492  $ 11,865,463
Net realized gain on investments             2,630,193     1,639,393
Net change in unrealized appreciation
  (depreciation) on investments             (5,074,939)    2,431,206
                                          ------------  ------------
Net increase in net assets resulting
  from operations                            8,496,746    15,936,062
                                          ------------  ------------
DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                      (11,373,788)  (11,942,477)
Net realized gains                          (3,402,114)      --
                                          ------------  ------------
Net decrease in net assets resulting
  from distributions                       (14,775,902)  (11,942,477)
                                          ------------  ------------
Net increase (decrease) in net assets:      (6,279,156)    3,993,585
NET ASSETS:
Beginning of year                          152,765,692   148,772,107
                                          ------------  ------------
End of year(1)                            $146,486,536  $152,765,692
                                          ============  ============
(1) Includes undistributed net
    investment income of:                 $    771,704  $    254,370
                                          ============  ============

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                          YEAR ENDED MARCH 31,
                           --------------------------------------------------
                             2002      2001      2000        1999      1998
                           --------  --------  --------    --------  --------
NET ASSET VALUE
Beginning of year          $  24.18  $  23.54  $  25.01    $  25.31  $  23.93
OPERATIONS:
Net investment income          1.732     1.88      1.93        1.89      1.93
Net realized and
  unrealized gain (loss)      (0.39)     0.65     (1.48)      (0.19)     1.43
                           --------  --------  --------    --------  --------
Total from investment
  operations                   1.34      2.53      0.45        1.70      3.36
                           --------  --------  --------    --------  --------
DIVIDENDS/DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income         (1.80)    (1.89)    (1.91)      (1.88)    (1.94)
Net realized gains            (0.54)       --     (0.01)      (0.12)    (0.04)
                           --------  --------  --------    --------  --------
Total
  dividends/distributions     (2.34)    (1.89)    (1.92)      (2.00)    (1.98)
                           --------  --------  --------    --------  --------
NET ASSET VALUE
End of year                $  23.18  $  24.18  $  23.54    $  25.01  $  25.31
                           ========  ========  ========    ========  ========
MARKET VALUE PER SHARE
End of year                $ 25.700  $ 24.900  $ 21.563    $ 25.188  $ 26.000
                           ========  ========  ========    ========  ========
TOTAL RETURN(1)               12.86%    25.03%    (7.01)%      4.44%    15.31%
                           ========  ========  ========    ========  ========
RATIOS AND SUPPLEMENTAL
  DATA:
Expenses to average net
  assets                       0.65%     0.64%     0.64%       0.63%     0.63%
Net investment income          7.19%     8.04%     8.02%       7.45%     7.73%
Portfolio turnover               54%      122%       64%         33%       21%
Net assets, end of year
  (in thousands)           $146,487  $152,766  $148,772    $158,031  $159,927
                           ========  ========  ========    ========  ========
The number of shares outstanding at the end of each year was 6,318,771.

------------------------------------

  1 Based on the market price of the Company's shares and including the reinvestment of dividends and distributions at prices obtained by the Company's dividend reinvestment plan.
  2 If the Company had not adapted the provision of the AICPA Guide for Investment Companies, net investment income per share would have been $1.83 for the year ended March 31, 2002.

See notes to financial statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH  31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting principles generally accepted in the United States in the preparation of its financial statements:

(A) VALUATION OF SECURITIES -- Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer supplied quotations. Debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Security transactions are recorded on the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded on an accrual basis. Dividend Income is recognized on the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

(C) FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

Therefore, no Federal income or excise tax provision is required.

(D) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(E) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income are declared and paid monthly. Dividends and distributions paid by the Company are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company and timing differences. Permanent items identified in the year ended March 31, 2002 have been reclassified among the components of net assets as follows: a decrease in paid in capital by $948,711, an increase in undistributed net investment income by $949,630, and a decrease of accumulated net realized gains by $919.

The character of distributions paid to shareholders during 2002 and 2001 were as follows:

                                           2002                                 2001
                           ------------------------------------  -----------------------------------
                                        LONG-TERM                             LONG-TERM
                            ORDINARY     CAPITAL                  ORDINARY     CAPITAL
                             INCOME        GAIN        TOTAL       INCOME       GAIN        TOTAL
                           -----------  ----------  -----------  -----------  ---------  -----------
Income Shares              $11,373,788  $3,402,114  $14,775,902  $11,942,477      --     $11,942,477

As of March 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                         TOTAL
                           UNDISTRIBUTED  UNDISTRIBUTED  ACCUMULATED                  ACCUMULATED
                             ORDINARY       LONG-TERM    CAPITAL AND    UNREALIZED     EARNINGS/
                              INCOME          GAIN       OTHER LOSSES  APPRECIATION*   (DEFICIT)
                           -------------  -------------  ------------  -------------  -----------
Income Shares               $1,459,178      $570,896      $       --    $1,216,290    $3,246,364

  * Differences between book basis and tax basis unrealized appreciation is attributable primarily to the difference between book and tax amortization method for premium and market discount.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management and Investment Advisory Agreement with Transamerica Investment Management, LLC, (the "Adviser"), a wholly owned subsidiary of Transamerica Investment Services, Inc. which is wholly owned in turn by Transamerica Corporation, and by AEGON, N.V., The Hague, The Netherlands. For its services to the Company, the Adviser receives a fee of 0.50% of the average weekly net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the year ended March 31, 2002.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company. An officer of the Company is also a partner of the legal counsel for the Company.

As of March 31, 2002, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $78,761,827 and $83,291,976, respectively, for the year ended March 31, 2002.

4. OTHER -- Effective April 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. Prior to April 1, 2001, the Company did not amortize premiums on debt securities. The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Company's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $631,450; increase net unrealized appreciation (depreciation) by $631,450, and no impact on net realized gains.

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Shareholders
Transamerica Income Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Income Shares, Inc. (the "Company"), including the schedule of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Income Shares, Inc. as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Los Angeles, California
April 19, 2002

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Company's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Company through participation in the Automatic Reinvestment Plan. Under the Plan, Mellon Investor Services, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the Fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

Mellon Investor Services
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541

DIRECTORS AND OFFICERS
MARCH 31, 2002 (UNAUDITED)
The Directors and Officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.

                              POSITIONS AND        PRINCIPAL OCCUPATION
NAME, AGE AND                 OFFICES WITH         DURING THE PAST FIVE
ADDRESS**                     THE COMPANY          YEARS
---------------------------------------------------------------------------------
Dr. James H. Garrity (62)     Board of Directors   President of the John Tracy
                                                   Clinic and the Tracy Family
                                                   Hearing Center.
Jon C. Strauss (61)           Board of Directors   President of Harvey Mudd
                                                   College; Previously Vice
                                                   President and Chief Financial
                                                   Officer of Howard Hughes
                                                   Medical Institute and
                                                   President of Worcester
                                                   Polytechnic Institute.
Gary U. Rolle (59)*           President,           President of the Adviser and
                              Chairman, Board of   Sub-Adviser; Director,
                              Directors            Transamerica Investors, Inc.
Peter J. Sodini (60)          Board of Directors   Associate, Freeman Spogli &
                                                   Co. (a private investor);
                                                   President, Chief Executive
                                                   Officer and Director, The
                                                   Pantry, Inc. (a supermarket).
E. Lake Setzler (34)          Treasurer            Controller of the Adviser and
                              Assistant Secretary  Sub-Adviser; Chief Accounting
                                                   Officer, Alta Residential
                                                   Mortgage Trust 1998 to 2000;
                                                   Controller, Southern Pacific
                                                   Bank 1996 to 1998.
Thomas M. Adams (65)          Assistant Secretary  Partner in the law firm of
                                                   Lanning, Adams & Peterson.
Heidi Y. Hu (39)              Vice President       Vice President and Portfolio
                                                   Manager, Transamerica
                                                   Investment Management, LLC.
                                                   Vice President and Portfolio
                                                   Manager Transamerica
                                                   Investment Services, Inc.
                                                   Manager of the Transamerica
                                                   Income Shares, Inc. since
                                                   1988. Secondary Manager of the
                                                   Transamerica Bond Fund since
                                                   1999. Portfolio Manager, Arco
                                                   Investment Management Company
                                                   1994-1999.

DIRECTORS AND OFFICERS
MARCH 31, 2002 (UNAUDITED)


                                  NUMBER OF
                                  PORTFOLIOS IN
                                  COMPANY
                                  COMPLEX        OTHER
NAME, AGE AND                     OVERSEEN BY    DIRECTORSHIPS
ADDRESS**                         TRUSTEE        HELD BY TRUSTEE
-------------------------------------------------------------------------------
Dr. James H. Garrity (62)                3       Transamerica Variable
                                                 Insurance Fund; Transamerica
                                                 Occidental Separate Account B.
Jon C. Strauss (61)                      3       Transamerica Variable
                                                 Insurance Fund; Transamerica
                                                 Occidental Separate
                                                 Account B.
Gary U. Rolle (59)*                      3       Transamerica Variable
                                                 Insurance Fund; Transamerica
                                                 Occidental Separate
                                                 Account B.
Peter J. Sodini (60)                     3       Transamerica Variable
                                                 Insurance Fund; Transamerica
                                                 Occidental Separate
                                                 Account B.

  * These members of the Board are interested persons as defined by Section 2(a)(19) of the 1940 Act.
 ** Except as otherwise noted, the mailing address of each Board member and officer is 1150 South Olive, Los Angeles, California 90015.

The principal occupations listed above apply for the last five years. In some instances, the occupation listed above is the current position; prior positions with the same company or affiliate are not indicated.

---------------------------------------------------------

INVESTMENT ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
Mellon Investor Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LISTED
New York Stock Exchange
Symbol: TAI
---------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.